Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350

In connection with the Quarterly Report of Blue Capital Reinsurance Holdings Ltd. (the “Company”) on Form 10-Q for the period ended June 30, 2018, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Michael J. McGuire and Greg A. Garside, Chief Executive Officer and Chief Financial Officer, respectively, of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

(a)               The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and,

(b)               The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	August 1, 2018	BY:	/s/ MICHAEL J MCGUIRE

			Name:	Michael J. McGuire
			Title:	Chief Executive Officer
(Principal Executive Officer)

Date:	August 1, 2018	BY:	/s/ GREG A. GARSIDE

			Name:	Greg A. Garside
			Title:	Chief Financial Officer
(Principal Financial Officer)